================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            SUPERIOR FINANCIAL CORP.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

    ----------------------------------------------------------------------------

Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             [LOGO] SUPERIOR
                                 FINANCIAL CORP



                           Superior Financial Corp.
                             16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

To Our Shareholders:

    The annual meeting of the shareholders of Superior Financial Corp. ("Superior") will be held at 9:00 a.m., central daylight time, Wednesday, May 22, 2002, at 16101 LaGrande Drive, Little Rock, Arkansas.

    Enclosed is the notice of the meeting, a proxy statement, a proxy card, Superior's Annual Report to its Shareholders and Superior's Annual Report on Form 10-K. We hope you will study the enclosed material carefully and attend the meeting in person.

    Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Please indicate in the space provided on the proxy card whether or not you plan to attend the meeting in person. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of Superior Financial Corp. at any time prior to the voting thereof. Thank you for your support.

                               By Order of the Board of Directors

                                      /s/ C. Stanley Bailey
                                            C. Stanley Bailey
                                          Chairman of the Board
                                        and Chief Executive Officer

April 23, 2002

                           Superior Financial Corp.
                             16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

                                    NOTICE
                                    of the
                        ANNUAL MEETING OF SHAREHOLDERS
                                      of
                           SUPERIOR FINANCIAL CORP.
                            To Be Held May 22, 2002

   NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Superior Financial Corp. ("Superior"), a Delaware corporation, will be held at 16101 LaGrande Drive, Little Rock, Arkansas, on Wednesday, May 22, 2002, at 9:00 a.m., central daylight time, for the following purposes:

    1. To elect the nominees named in the Proxy Statement as directors to serve for a term of one year.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

   These matters are discussed in detail in the accompanying proxy statement. Only shareholders of record at the close of business on March 29, 2002, will be entitled to notice of, and to vote at, the meeting. A complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder, shall be open for examination by any shareholder at Superior's office at 16101 LaGrande Drive, Little Rock, Arkansas, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

   All shareholders of Superior are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                                /s/ C. Stanley Bailey
                                                       C. Stanley Bailey
                                                     Chairman of the Board
                                                   and Chief Executive Officer

April 23, 2002

                           Superior Financial Corp.
                             16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

   This Proxy Statement and the accompanying proxy are furnished on or about April 23, 2002, by Superior Financial Corp. ("Superior") to the holders of record of common stock, par value $0.01, of Superior (the "Common Stock") in connection with the annual meeting of Superior's shareholders and any adjournments thereof (the "Annual Meeting") to be held on Wednesday, May 22, 2002, at 16101 LaGrande Drive, Little Rock, Arkansas. The matters to be considered and acted upon, including the election of directors, are discussed herein.

   The Board of Directors of Superior (the "Board") recommends the election of the eight director-nominees named in this Proxy Statement for a term of one year.

   The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of Superior, or by executing and submitting a later dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein and in accordance with the instructions of management as to any other matters that may properly come before the Annual Meeting.

   Superior will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile or electronic communication. Banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. Superior may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. Superior has retained the firm of Georgeson & Co. to solicit street-name holders and will pay such firm a fee of $6,500 plus out of pocket expenses.

Shareholders Eligible to Vote

   This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 29, 2002. Only those holders are eligible to vote at the Annual Meeting. As of March 29, 2002 there were outstanding 8,600,626 shares of Common Stock and 1,163 stockholders of record. Each share of Common Stock is entitled to one vote.

   Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Principal Shareholders

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 29, 2002 by each person of record believed by Superior to own beneficially 5% or more of the Common Stock.

                                                         Percentage
                                               Number   Beneficially
            Name and Address                  of Shares    Owned
            ----------------                  --------- ------------
            Franklin Mutual Advisers, LLC....  735,700      8.59%
             51 John F. Kennedy Parkway
             Short Hills, New Jersey 07078

            C. Stanley Bailey(1).............  617,748      6.80
             16101 LaGrande Drive, Ste 103
             Little Rock, Arkansas 72223

            Steven N. Stein(2)...............  577,600      6.74
             441 Vine Street, Suite 507
             Cincinnati, Ohio 45202

            Alexander D. Warm(1).............  537,100      6.27
             2335 Florence Avenue
             Cincinnati, Ohio 45206

            FleetBoston Financial Corporation  528,300      6.17
             100 Federal Street
             Boston, Massachusetts, 02110

            Financial Stocks, Inc(1).........  462,999      5.41
             441 Vine Street, Suite 507
             Cincinnati, Ohio 45202

--------
(1) Includes 513,582 shares of Common Stock subject to stock options, 487,500 of which were provided pursuant to Mr. Bailey's original employment agreement, 45,048 shares held jointly by Mr. Bailey and his wife Virginia
    H. Bailey, 10,316 shares held in Mrs. Bailey's IRA and 4,350 shares held in the Mary Brittan Bailey Trust.
(2) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 224,600 shares of Common Stock and trustee of a trust which owns 312,500 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc., which is a general partner and investment manager of certain investment funds, including Vine Street Exchange Fund,
    L. P., which owns 227,999 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 shares of Common Stock. John M Stein and Steven N. Stein are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other.

                SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 29, 2002 by each director and each executive officer, and all directors and executive officers as a group.

                                                          Percentage
                                            Number of    Beneficially
          Name                               Shares         Owned
          ----                              ---------    ------------
          C. Stanley Bailey................   617,748(1)     6.80%
          Brian A. Gahr....................       503(6)        *
          Rick D. Gardner..................    16,410(2)        *
          Howard B. McMahon................     3,019           *
          C. Marvin Scott..................   263,246(3)     2.98%
          John M. Stein....................   160,800(4)     1.88%
          John E. Steuri...................    10,063           *
          David E. Stubblefield............    12,075(5)        *
          Officers and Directors as a Group 1,083,864       12.65%

--------
 * Represents less than 1%

(1) Includes 513,582 shares of Common Stock subject to stock options, 487,500 of which were provided under Mr. Bailey's original employment agreement, 45,048 shares held jointly by Mr. Bailey and his wife Virginia H. Bailey, 10,316 shares held in Mrs. Bailey's IRA and 4,350 shares held in the Mary Brittan Bailey Trust.

(2) Includes 11,379 shares of Common Stock subject to stock options.

(3) Includes 262,743 shares of Common Stock subject to stock options, 243,750 of which were provided under Mr. Scott's original employment agreement.

(4) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 224,600 shares of Common Stock and trustee of a trust which owns 312,500 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of the Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc. Financial Stocks, Inc. is a general partner and investment manager of certain investments funds, including Vine Street Exchange Fund, L.P., which owns 227,999 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 share of Common Stock. Steven N. Stein and John M. Stein are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other.

(5) Includes 10,000 shares held in an irrevocable trust, of which Mr. Stubblefield is a co-trustee.

(6) Shares held in a living trust, of which Mr. Gahr is a co-trustee.

                             ELECTION OF DIRECTORS

   The Board recommends that the shareholders elect the eight persons named below to hold office for the term of one year, or until their successors are elected and qualified. Superior's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons.

   If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. Superior's management knows of no reason why any person would be unavailable or unable to serve as a director.

   Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

   The bylaws of Superior contain certain limitations on shareholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Shareholders' Meetings."

   The following table provides certain biographical information about each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

    DIRECTORS TO BE NOMINATED ON BEHALF OF THE BOARD FOR A TERM OF ONE YEAR

 Name, Age and Year   Position and Office Held with Superior       Present and Principal Occupation for the
  Became Director               and Superior Bank                              Last Five Years
--------------------- -------------------------------------- ----------------------------------------------------
C. Stanley Bailey*      Chairman of the Board, Chief         Chief Financial Officer and Executive Vice
  53, 1998              Executive Officer of both            President of Hancock Holding Company and
                        Superior and Superior Bank           Hancock Bank, Gulfport, Mississippi, 1995-1998;
                                                             Vice Chairman of the Board of Directors, AmSouth
                                                             Bancorporation and AmSouth Bank, Birmingham,
                                                             Alabama 1971-1994

C. Marvin Scott*        President, Chief Operating           Chief Retail Officer and Senior Vice President,
 52, 1998               Officer and Director of both         Hancock Holding Company and Hancock Bank,
                        Superior and Superior Bank           Gulfport Mississippi, 1996-1998; Executive Vice
                                                             President--Consumer Banking, AmSouth Bank
                                                             Birmingham, Alabama 1988-1996

Rick D. Gardner*        Chief Financial Officer and          Chief Financial Officer and subsequently Chief
 42, 2001               Director of both Superior and        Executive Officer of First Commercial Mortgage
                        Superior Bank                        Company, Little Rock, Arkansas, 1996-1998; Chief
                                                             Financial Officer, Metmor Financial, Kansas City,
                                                             Missouri, 1990-1995

Brian A. Gahr           Director of Superior and             Division Vice President of Whirlpool Corp. since
 47, 1999               Superior Bank                        1995, Fort Smith, Arkansas

Howard B. McMahon       Director of Superior; director of    Owner of M-P Warehouse, Fort Smith, Arkansas,
  63, 1999              Superior Bank since 1995             2000-Present; prior to 2001, Vice President of SSI,
                                                             Inc., a general contractor in Fort Smith, Arkansas

John M. Stein           Director of Superior and             President, Financial Stocks, Inc., Cincinnati, Ohio,
 35, 1998               Superior Bank                        1995 to present; Vice President, Bankers Trust
                                                             Company, New York, New York, 1993-1995

John E. Steuri          Director of Superior and             Private Investments, 2000-Present; Chairman of
 62, 1999               Superior Bank                        Advanced Thermal Technologies, Inc., 1996-2000;
                                                             Chairman, President & CEO of ALLTEL
                                                             Information Systems from 1988 to 1996, Little
                                                             Rock, Arkansas

David E. Stubblefield   Director of Superior; director of    President and Chief Executive Officer of ABF
  64, 1998              Superior Bank since 1994             Freight Systems, Inc., Fort Smith, Arkansas

--------
*  Indicates that the director/nominee is also an executive officer.

   The Board has established audit, compensation and loan and investment committees. The Audit Committee currently consists of Messrs. Gahr, McMahon and Stein, none of whom is an employee of Superior. The Audit Committee reviews the general scope of the audit conducted by Superior's independent auditors, the fees charged for their work and matters relating to Superior's internal control systems. In performing its functions, the Audit Committee meets separately with representatives of Superior's independent auditors, with Superior's internal auditors and with representatives of senior management. The Audit Committee met four times in 2001.

   The Compensation Committee currently consists of Messrs. Stein, Steuri and Stubblefield, none of whom is an employee of Superior. The Compensation Committee administers Superior stock option plans and grants options and other awards to company employees under such plans. In addition, the Compensation Committee is responsible for establishing policies dealing with various compensation and employee benefit matters of Superior. The Compensation Committee met four times in 2001.

   The Loan and Investment Committee presently consists of Messrs. Stubblefield, Gahr, McMahon, and Steuri. The Loan and Investment Committee oversees loan and investment policies and activities and reviews and approves loan relationships of $2,000,000 and greater. The Loan and Investment Committee met twenty-four times in 2001.

   Superior does not have a nominating committee.

   During 2001, the Board met 14 times. All directors attended 75% or more of these meetings, plus meetings of committees of the Board on which they served.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Superior directors, certain officers and 10% shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are required by SEC regulations to furnish Superior with copies of all Section 16(a) reports they file, including initial reports on Form 3 and annual reports on Form 5.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, Superior believes that during 2001 all filings applicable to its officers, directors and 10% shareholders were made timely.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

   The Compensation Committee currently consists of Messrs. Stein, Steuri and Stubblefield, none of whom is an employee of Superior. Before the formation of the Compensation Committee, and in connection with the acquisition of Superior Bank (the "Bank"), Messrs. Bailey and Scott negotiated their respective employment agreements with Financial Stocks, Inc. and Keefe, Bruyette & Woods, Inc., who acted as the lead investor and the placement agent, respectively, and were instrumental in raising the capital necessary for such acquisition and for payment of the costs associated with such acquisition and each of whom is a principal shareholder. See "--Employment Agreements."

Other Transactions--Loans

   Certain directors, officers and principal shareholders of Superior and their affiliated interests were customers of and had transactions with the Bank in the ordinary course of business; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from the Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

Director Compensation

   Non-employee directors of Superior and the Bank currently receive fees of $1,000 for each Board meeting of each entity attended. Non-employee members of committees of Superior and the Bank receive fees of $250 for each committee meeting attended. All of the directors of Superior also serve as directors of the Bank. Fees paid to directors of Superior for their services as directors of the Bank or as directors of Superior totaled $109,000 in 2001.

                            EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

   The following table provides certain summary information concerning compensation paid or accrued by Superior to or on behalf of Superior's Chairman of the Board and Chief Executive Officer and the only other two executive officers of Superior who were paid or otherwise compensated in excess of $100,000 in 2001.

                                                              Long Term
                                                         Compensation Awards
                                                        ----------------------
                                  Annual Compensation   Restricted Securities
                                 ----------------------   Stock    Underlying     All Other
Name and Principal Position Year Salary ($)  Bonus ($)  Awards ($) Options (#)   Compensation
--------------------------- ---- ----------- ---------- ---------- ----------- -------------
C. Stanley Bailey.......... 2001 $   323,750 $  150,000     --          15,000             *
 Chairman and CEO           2000     300,000    150,000     --          32,000             *
                            1999     250,000    125,000     --          31,250             *

C. Marvin Scott............ 2001 $   243,750 $  110,000     --          15,000             *
 President and Chief        2000     220,000    110,000     --          21,250             *
 Operating Officer          1999     170,000     85,000     --          20,732 $     102,000(1)

Rick D. Gardner............ 2001 $   151,875 $   70,000     --          12,000             *
 Chief Financial Officer    2000     140,000     70,000     --           7,000             *
                            1999     125,000     35,938     --           6,830             *

--------
 * Does not include amounts attributable to miscellaneous benefits received by the named officers. The costs of providing such benefits to the named officers for the years ended 2001, 2000 and 1999 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.

(1) Represents a reimbursement paid to Mr. Scott for relocation expenses and income taxes incurred by the reimbursement.

Stock Option Plans

   Superior adopted the Superior Financial Corp. 1998 Long Term Incentive Plan (the "LTIP") on June 17, 1998. It was ratified by the shareholders at the 1999 Annual Meeting. The LTIP is an omnibus plan administered by the Compensation Committee to provide equity-based incentive compensation for Superior's key employees. It provides for issuance of incentive stock options, qualified under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The LTIP also provides for issuance of stock appreciation rights, whether in tandem with options or separately, and awards of restricted shares subject to time-based restrictions and/or performance goals.

   The LTIP imposes a limit on the total number of shares that may be issued during the ten-year term of the LTIP equal to 10% of the number of shares outstanding as of December 31, 1998. It imposes a limit on the number of awards that may be granted to all employees in any one calendar year equal to 1% of the number of shares outstanding on December 31, 1998. On that date there were 10,080,503 shares of Common Stock outstanding. However, any unused portion of the annual shares limit shall be carried forward and available to be awarded in future years. Finally, the LTIP limits the number of restricted stock awards that may be granted each year, which are time-based restricted only (i.e., without regard to any performance goals), to a number of shares equal to .33% (one-third of one percent) of the number of shares outstanding on December 31, 1998.

   Each award is non-transferrable during the life of the employee, except as permitted by the Compensation Committee to the employee's family or a trust for the employee's family. The awards do not create a right to employment. Upon a change in control of Superior any vesting schedules and performance goals are deemed satisfied.

   As discussed further below, options were granted to Mr. Bailey and Mr. Scott pursuant to their Founder's Agreements and Employment Agreements, respectively. Those options were issued before adoption of the LTIP by Superior's Board and are non-qualified stock options. Those options were not issued pursuant to the LTIP.

Options

   The following table shows certain information respecting exercised and unexercised options for Common Stock held by Superior executive officers at December 31, 2001. Certain options have been granted pursuant to a performance based vesting schedule which only permits the holder to exercise a portion of his or her options upon accomplishing pre-defined levels of stock price performance.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                Number of
                                                Securities        Value of
                                                Underlying      Unexercised
                                               Unexercised      In-the-Money
                                                Options At       Options At
                                               December 31,     December 31,
                                                   2001           2001(2)
                                              -------------- ------------------
                     Shares
                   Acquired On     Value       Exercisable/     Exercisable/
 Name              Exercise(#) Realized($)(1) Unexercisable    Unexercisable
 ----              ----------- -------------- -------------- ------------------
 C. Stanley Bailey     --            --       513,582/52,168 $2,882,582/256,436
 C. Marvin Scott..     --            --       262,743/37,989  1,466,656/178,955
 Rick D. Gardner..     --            --        11,379/19,991      48,938/84,542

--------
(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.

(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2001. The market value for the Common Stock as of December 31, 2001 was $15.65.

   The following table shows certain information regarding grants of options respecting Common Stock to certain executive officers of Superior during 2001.

                       Option Grants in Last Fiscal Year

                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                       Annual Rates of Stock
                              Individual                               Price Appreciation for
                                Grants                                      Option Term
                              ----------                               ----------------------
                              Percent of
                                Total
                               Options
                   Number of   Granted              Market
                  Securities      to     Exercise   Price
                  Underlying  Employees   or Base     On
                    Options   in Fiscal    Price   Date of  Expiration
Name              Granted (#)    Year     ($/Sh)    Grant      Date     5%($)       10%($)
----              ----------- ---------- --------- -------- ----------  --------    --------
C. Stanley Bailey      15,000      11.9% $   13.05 $  13.05 April 2011 $303,600    $461,550
C. Marvin Scott..      15,000       11.9     13.05    13.05 April 2011  303,600     461,550
Rick D. Gardner..      12,000        9.5     13.05    13.05 April 2011  242,880     369,240

Employment Agreements

   Mr. Bailey has an employment agreement with Superior which provides, among other things, that Mr. Bailey serve as the Chairman of the Board of Directors and Chief Executive Officer of Superior and the Bank. Mr. Bailey's compensation for 2001 was determined by Superior's Compensation Committee. See "Compensation Committee Report--2001 Compensation."

   Mr. Scott has an agreement with Superior which provides, among other things, that Mr. Scott serve as the President of Superior and the Bank. Mr. Scott's compensation for 2001 was determined by Superior's Compensation Committee. See "Compensation Committee Report--2001 Compensation."

   Mr. Gardner has an agreement with Superior to serve as Superior's and the Bank's Chief Financial Officer. Mr. Gardner's compensation for 2001 was determined by Superior's Compensation Committee. See "Compensation Committee Report--2001 Compensation."

   Superior has agreed with each of Mr. Bailey, Mr. Scott and Mr. Gardner to pay certain severance benefits upon a change of control of Superior. A change of control is defined for this purpose as the occurrence of a transaction the result of which is that more than 25% of the outstanding shares of Common Stock (or a successor or parent) are acquired by any person, entity or group acting in concert, which before the transaction, owned less than 25% of the outstanding shares of the Common Stock. In the event of a change of control, Mr. Bailey will be entitled to receive, subject to Section 280(g) of the Code, an amount equal to three times his total compensation for the preceding 12 months. Each of Mr. Scott and Mr. Gardner will be entitled to receive, respectively, an amount equal to 2.99 times of his total compensation for the preceding 12 months.

Benefit Plans

   Superior has established a contributory profit sharing plan pursuant to
Section 401(k) of the Code covering substantially all employees (the "Plan"). Superior is the Plan administrator and investment advisor, and Capital Guardian serves as the Plan's trustee. Each year Superior determines, at its discretion, the amount of matching contributions not to exceed 6% of the employee's annual compensation vesting ratably over a four year period. Total Plan expenses charged to Superior's operations for 2001 were $366,164.

Interests of Management and Others in Certain Transactions

   Mr. Bailey, Mr. Scott and Mr. Gardner have entered into employment agreements with Superior. These agreements provide, among other things, that each of them is entitled to receive options to acquire shares of Common Stock pursuant to a vesting schedule determined by the occurrence of certain events. See "--Employment Agreements."

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee consists of John M. Stein, John E. Steuri and David E. Stubblefield, none of whom is an employee of Superior or the Bank. The committee reviews and determines cash compensation of executive officers of Superior.

Compensation Principles

   The committee determines executive compensation in accordance with five principles: (1) Superior's financial performance measured against attainment of Superior's business goals and the performance of peer-group institutions; (2) the competitiveness of executive compensation with Superior's peers; (3) the encouragement of stock ownership of management; (4) the individual performance of each executive officer; and (5) recommendations by the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle. In 2001, the Compensation Committee determined that bonuses for the executive officers, including the Chief Executive Officer, would be a percentage of base salary, determined by the achievement of objective performance goals.

2001 Compensation

   The Compensation Committee determined the compensation for Superior's executive officers, including the Chief Executive Officer. In 2001, C. Stanley Bailey, the Chief Executive Officer was paid a salary of $323,700 and a bonus of $150,000. In 2001, C. Marvin Scott, the Chief Operating Officer and Rick D. Gardner, the Chief Financial Officer were paid salaries of $243,750 and $151,875, respectively, and bonuses of $110,000 and $70,000, respectively.

Stock Awards

   Certain stock awards to Mr. Bailey, Mr. Scott and Mr. Gardner are governed by the terms of their employment agreements. See "--Employment Agreements."

   This foregoing report is submitted by the Compensation Committee.

                                  Committee:

                                 John M. Stein
                                John E. Steuri
                             David E. Stubblefield

Performance Graph





                                    [CHART]

                  SUPERIOR               NASDAQ             NASDAQ MARKET
               FINANCIAL CORP.         BANK INDEX          INDEX-U.S. COS.

2/08/99           100.00                100.00                 100.00
3/31/99            85.56                100.63                 102.08
6/30/99            97.78                108.00                 111.64
9/30/99           106.67                 98.29                 114.22
12/31/99           98.89                100.85                 165.78
3/31/00            84.44                 91.11                 190.38
6/30/00            90.55                 88.63                 165.53
9/30/00           100.00                105.46                 152.31
12/31/00           97.22                115.08                 101.97
3/31/01           116.67                109.75                  76.88
6/30/01           132.44                123.14                  90.10
9/30/01           131.11                119.94                  62.57
12/31/01          138.67                125.46                  81.56

                     ASSUMES $100 INVESTED ON FEB. 08, 1999
                        FISCAL YEAR ENDING DEC. 31, 2001

   Neither the foregoing graph nor the Compensation Committee Report is to be deemed to be incorporated by reference into any past or subsequent filings by Superior under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                            AUDIT COMMITTEE REPORT

   The Audit Committee currently consists of Messrs. Gahr, McMahon and Stein, none of whom is an employee of Superior. The Audit Committee has adopted a charter, which was attached as an exhibit to Superior's proxy statement for its 2001 annual meeting. The Audit Committee reviews its charter for adequacy on an annual basis. In accordance with its charter, the Audit Committee met four times in 2001. The Audit Committee has reviewed Superior's audited financial statements with management to determine whether such statements were consistent with Superior's audit policy and whether Superior's internal controls were adequate for the preparation of the financial statements.

   The Audit Committee has reviewed and discussed with management Superior's audited financial statements as of and for the fiscal year ended December 31, 2001. The Committee also has discussed with the independent auditors for Superior the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from the independent auditors for Superior required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors that firm's independence from management and Superior. In addition, the Audit Committee considered the compatibility of nonaudit services with the auditor's independence.

   Based on the review and discussions referred to in the above paragraph, the Committee recommended to the Board that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

   One of the Audit Committee's responsibilities is to recommend to the Board an independent auditor. In making its recommendation, the Audit Committee considers, among others, the following factors:

  . the fees paid to Superior's independent auditor in relation to the services they provided and the compatibility of any non-audit services that Superior's independent auditor provided to Superior with such firm's status as Superior's independent auditor;

  . the auditor's system of internal controls for the purpose of assuring the quality of the audit, including (a) engagement partner rotation policy,
      (b) whether compensation of key partners on the account is based in part on marketing nonaudit services, (c) procedures for resolution of technical issues, including the roles of the reviewing partner and the national office and (d) results of the most recent peer review;

  .   the auditor's expertise in Superior's industry;

  .   the education and experience of the key partners on the audit;

  . any relationship that might affect independence, such as whether any of Superior's senior financial staff are recent alumni of the auditor; and

  . the scope, plan and staffing of the audit, including whether the proposed fees are adequate and appropriate relative to the scope of the work contemplated.

   The foregoing report is submitted by the Audit Committee.

                                  Committee:

                                 Brian A. Gahr
                               Howard B. McMahon
                                 John M. Stein

                DISCLOSURES REGARDING INDEPENDENT AUDITOR FEES

   Ernst & Young LLP acted as Superior's and the Bank's independent auditors for 2001. It is expected that representatives of this firm will be present at the Annual Meeting and have an opportunity to make a statement to, and to answer questions from, shareholders.

Audit Fees

   Audit related fees for the year ended December 31, 2001 totaled $143,715 (Annual Audit: $125,000; Audit Related Services: $18,715). Superior expects to pay additional fees in connection with the expanded audit performed by Ernst & Young LLP at Superior's request.

Financial Information Systems Design and Implementation Fees

   For the year ending December 31, 2001, Ernst & Young LLP was not engaged to and did not provide any of the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

   For the year ended December 31, 2001, Ernst & Young LLP billed $39,853 to Superior for services other than those described above.

Compatibility of Fees

   Superior's Audit Committee has considered the provision of non-audit services by Ernst & Young LLP and the fees paid to Ernst & Young LLP for such services, and believes that the provision of such services and their fees are compatible with maintaining Ernst & Young LLP's independence (See "Audit Committee Report").

         BYLAW PROVISIONS REGARDING CONDUCT OF SHAREHOLDERS' MEETINGS

   Superior's bylaws contain two provisions relating to the conduct of shareholders' meetings. The first provision requires that certain procedures be followed by a shareholder of record who wishes to present business at the annual meeting of shareholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a shareholder must provide written notice thereof to the Secretary of Superior not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting or the 20th day following the day on which public announcement of the date of such meeting is first made.

   As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the shareholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such shareholder. The notice must also contain the name and address of such shareholder and the class and number of shares of Superior owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director. The Board is not required to nominate a person designated by a shareholder or to take up such other business as may be contained in a written notice from a shareholder; however, compliance with this procedure would permit a shareholder to nominate the individual at the shareholders meeting, and any shareholder may vote shares in person or by proxy for any individual such shareholder desires. The procedures relating to nominating directors and presenting other business at a shareholders' meeting may only be used by a shareholder who is a shareholder of record at the time of the giving of the notice by the shareholder to the secretary of Superior. The procedures do not prohibit or apply to shareholder proposals under SEC rule 14a-8 as described at "Proposals of Shareholders."

   The second provision of Superior's bylaws relates to the conduct of the business at a shareholder meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF SHAREHOLDERS

   Subject to certain rules of the SEC, proposals by shareholders intended to be presented at Superior's 2003 annual meeting of shareholders must be received at Superior's principal executive offices not less than 120 calendar days in advance of April 23, 2003 (December 24, 2002) for inclusion in the proxy or information statement relating to the 2003 annual meeting.

                                 OTHER MATTERS

   Superior does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

   Superior has furnished without charge to its shareholders, herewith, a copy of its annual report on Form 10-K, including Superior financial statements but excluding financial statement schedules and exhibits, required to be filed with the SEC for the year ended December 31, 2001. A copy of the financial statement schedules and exhibits may be obtained upon written request to Rick D. Gardner, 16101 LaGrande Drive, Suite 103, Little Rock, Arkansas 72223.

   PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

   YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                         SOLICITED BY THE BOARD OF DIRECTORS
                                        PROXY
                                    Common Stock
                               Superior Financial Corp
                           Annual Meeting of Shareholders
                                    May 22, 2002

        The undersigned hereby appoints C. Stanley Bailey and C. Marvin Scott and either of them, or such other persons as the Board of Directors of Superior Financial Corp. ("Superior") may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $0.01, of Superior (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of shareholders to be held on May 22, 2002 and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

      1.  Election of Directors:

        NOMINEES FOR A TERM EXPIRING IN 2003: C. Stanley Bailey, Brian A. Gahr, Rick D. Gardner, Howard B. McMahon, C. Marvin Scott, John M. Stein, John
      E. Steuri and David E. Stubblefield

        [_] FOR all nominees listed except as marked to the
      contrary                     [_] WITHHOLD AUTHORITY to vote for all
      nominees

      INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

                             (Continued On Reverse Side)

                         (Continued from reverse side)
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1.
                       Please sign and date this proxy.
     I will [_]   will not [_]   attend the meeting.

                                                      Dated:_____, 2002

                                                      Phone No.:______________

                                                      _____________________
                                                          (Signature of
                                                          Shareholder)

                                                      _____________________

                                                      (Signature of Shareholder,
                                                       if more than one)

                                                      Please sign exactly
                                                      as your name appears
                                                      on the envelope in
                                                      which this material
                                                      was mailed. Agents,
                                                      executors,
                                                      administrators,
                                                      guardians, and
                                                      trustees must give
                                                      full title as such.
                                                      Proxies of
                                                      corporations should
                                                      be signed by their
                                                      President or
                                                      authorized officer.